Filed pursuant to Rule 497(a)

File No. 333-205540

Rule 482ad

EAGLE POINT CREDIT COMPANY INC. PRICES OFFERING OF COMMON STOCK

05/13/2016

GREENWICH, Conn. – (BUSINESS WIRE) – Eagle Point Credit Company Inc. (the “Company”) (NYSE:ECC, NYSE:ECCA, NYSE:ECCZ) today announced that it has priced the public offering of 1,250,000 shares of its common stock at $17.65 per share, which will result in net proceeds to the Company of approximately $20.9 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Company. The price per share is at a premium to management’s unaudited estimate of the range of the Company’s net asset value per share as of April 30, 2016 of between $14.28 and $14.38, which was published by the Company on May 9, 2016. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 187,500 shares of common stock to cover overallotments, if any.

The offering is expected to close on May 18, 2016, subject to customary closing conditions.

The Company plans to use the net proceeds from this offering of its common stock to acquire investments in accordance with its investment objectives and strategies and for general working capital purposes.

Deutsche Bank Securities Inc. is acting as sole book-running manager for, and Wunderlich Securities, Inc. is acting as lead manager for, the offering. National Securities Corporation and Mitsubishi UFJ Securities (USA), Inc. are acting as co-managers for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus supplement dated May 12, 2016 and the accompanying prospectus dated November 25, 2015, which are on file with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing Deutsche Bank Securities Inc., at Attn: Prospectus Group, 60 Wall Street, New York, NY 10005-2836, by calling toll-free 1-800-503-4611 or by sending an e-mail to: prospectus.CPDG@db.com; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov.

ABOUT EAGLE POINT CREDIT COMPANY

The Company is a non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of collateralized loan obligations. The Company is externally managed and advised by Eagle Point Credit Management LLC. The principals of Eagle Point Credit Management LLC are Thomas P. Majewski, Daniel W. Ko and Daniel M. Spinner.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Source: Eagle Point Credit Company Inc.

Investor Relations:

Eagle Point Credit Company Inc.

Kenneth P. Onorio, 203-340-8500

Chief Financial Officer

ir@EaglePointCredit.com

www.eaglepointcreditcompany.com